UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date

May 28, 2020

(Date of earliest event reported)

TELKONET, INC.

(Exact Name of Registrant as Specified in Its Charter)

Utah

(State or Other Jurisdiction of Incorporation)

000-31972	87-0627421
(Commission File No.)	(I.R.S. Employer Identification No.)

20800 Swenson Drive, Suite 175, Waukesha, WI 53186

(Address of Principal Executive Offices)

414.302.2299

(Registrant's Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Telkonet, Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) on May 28, 2020. At the Annual Meeting, the Company’s stockholders approved the Telkonet, Inc. 2020 Stock Option and Incentive Plan (the “2020 Plan”), which was adopted by the Board of Directors of the Company on February 24, 2020, subject to stockholder approval. The effective date of the 2020 Plan is May 28, 2020. The 2020 Plan provides for grants of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares, dividend equivalent rights and cash-based awards to eligible employees, officers, non-employee directors and other key persons of the Company and its subsidiaries.

A description of the material terms and conditions of the 2020 Plan is included in the Company’s Definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2020 (the “Proxy Statement”) under the heading “Proposal No. 3-Approval of the Telkonet, Inc. 2020 Stock Option and Incentive Plan” and the full text of the 2020 Plan is included as Exhibit 10.1 to this Current Report on Form 8-K, which description and text are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Set forth below are the results of the matters voted on by the Company's stockholders at the Annual Meeting.

a)          Under plurality voting, the five nominees who receive the most “Voted For” votes are elected as directors. The certified tabulation of voting results provided by the independent inspector of elections is set forth below:

Board of Director’s Nominees:	Votes For	Votes Withheld	Broker Non-Vote
Leland D. Blatt	30,022,633	7,151,354	43,883,287
Arthur E. Byrnes	29,739,783	7,434,204	43,883,287
Peter T. Kross	30,067,013	7,106,974	43,883,287
Tim S. Ledwick	30,132,474	7,041,513	43,883,287
Jason L. Tienor	30,295,233	6,878,754	43,883,287

b)          According to the certified tabulation of voting results provided by the independent inspector of elections, the stockholders ratified the appointment of Wipfli, LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2020:

Votes For	Votes Against	Abstain
75,474,233	4,803,981	779,060

c)          According to the certified tabulation of voting results provided by the independent inspector of elections, the stockholders approved the Telkonet, Inc. 2020 Stock Option and Incentive Plan:

Votes For	Votes Against	Abstain	Broker Non-Vote
29,891,201	6,893,786	389,000	43,883,287

d)          According to the certified tabulation of voting results provided by the independent inspector of elections, the stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The results of the vote are in the table below:

Votes For	Votes Against	Abstain	Broker Non-Vote
29,157,586	7,568,044	448,357	43,883,287

There were no broker non-votes for matter b) listed above.

2

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Telkonet, Inc. 2020 Stock Option and Incentive Plan

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELKONET, INC.

Date: 06/2/2020
By: /s/ Richard E. Mushrush
Richard E. Mushrush
Chief Financial Officer

4